BancorpSouth, Inc. Financial Information As of September 30, 2012 Exhibit 99.2

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as
“anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors.
These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the
Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Financial Highlights
At and for the three months ended September 30, 2012
Net income of $23.8 million, or $0.25 per diluted share
Record mortgage production of $608 million, which contributed to
$16.8 million of mortgage lending revenue excluding a negative MSR valuation adjustment of $3.2 million
Sequential quarter growth in other non-interest revenue sources including credit and debit card fees, service charges, and insurance commissions
Continued improvement in many credit quality indicators including total NPLs and NPAs, classified loans, and nonaccrual loan formation and stabilization in other such indicators including the provision for credit losses and net charge-offs
Capital ratios continue to improve

4 Capital Highlights 14.81% 13.55% 10.21% 12.62% 11.36% 8.66% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Total capital Tier I capital Tier I leverage capital 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12

Provision for credit losses of $6.0 million was flat compared to the previous quarter
NPLs decreased $19.6 million, or 7.4%, and NPAs declined $35.0 million, or 8.5%, from the previous quarter
OREO decreased $15.4 million, or 10.7%, from the previous quarter
57% of non-accrual loans were paying as agreed
Gross non-accrual loan formation declined to $28.9 million, which represents the lowest level since the beginning of the credit cycle
Substandard classified loans declined $26.5 million, or 4.8%
Credit Quality Highlights

At and for the three months ended September 30, 2012
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Recent Operating Results
9/30/12 6/30/12 9/30/11
Net interest revenue $103.4 $104.7 $108.1 (4.3) %
Provision for credit losses 6.0 6.0 25.1 (76.1)
Noninterest revenue 70.4 66.5 62.1 13.5
Noninterest expense 133.8 136.5 130.7 2.4
Income before income taxes 34.0 28.7 14.3 137.5
Income tax provision 10.2 8.1 2.4 NM
Net income $23.8 $20.6 $11.9 99.6
Net income per share:  diluted $0.25 $0.22 $0.14 78.6
      Three Months Ended
Q3'12 vs.
Q3'11
Dollars in millions, except per share data
NM – Not meaningful

Noninterest Revenue

Q3 '12 vs.
9/30/12 6/30/12 9/30/11 Q3 '11
Mortgage origination and servicing 16,755 $ 14,877 $ 10,233 $ 63.7
%
MSR valuation adjustment (3,206) (3,837) (11,676) (72.5)
Credit card, debit card and merchant fees 8,270 7,787 12,981 (36.3)
Service charges 14,189 13,697 17,334 (18.1)
Trust income 3,101 3,139 2,854 8.7
Security gains, net 39 177 2,047      NM
Insurance commissions 23,519 22,964 22,012 6.8
Other 7,753 7,664 6,270 23.7
        Total noninterest revenue 70,420 $ 66,468 $ 62,055 $ 13.5
%
Three Months Ended
Dollars in thousands
NM – Not meaningful

Loan Portfolio
Dollars in millions
Net loans and leases

As of
9/30/12 6/30/12 $ Change
Commercial and industrial 1,463 $  1,498 $  (35) $      (2.3) %
Real estate:
Consumer mortgages 1,889 1,904 (16) (0.8)
Home equity 493 496 (3) (0.7)
Agricultural 258 252 6 2.3
Commercial and industrial-owner occupied 1,310 1,289 21 1.6
Construction, acquisition and development 824 835 (11) (1.4)
Commercial 1,739 1,749 (10) (0.6)
Credit Cards 101 101 0 0.3
Other 605 608 (4) (0.6)
Total 8,680 $  8,732 $  (52) $      (0.6) %
% Change

Non-Performing Loans
Dollars in millions
Net loans and leases

As of
9/30/12 6/30/12 $ Change
Commercial and industrial 9.1 $      13.6 $    (4.5) $    (32.9) %
Real estate:
Consumer mortgages 39.6 39.4 0.2 0.6
Home equity 3.5 3.0 0.5 15.9
Agricultural 7.6 8.8 (1.2) (13.6)
Commercial and industrial-owner occupied 33.6 32.0 1.6 5.1
Construction, acquisition and development 97.4 110.2 (12.8) (11.6)
Commercial 48.0 52.0 (4.0) (7.7)
Credit Cards 2.7 2.9 (0.2) (5.9)
Other 5.7 5.1 0.7 13.1
Total 247.3 $  266.9 $  (19.6) $  (7.4) %
% Change

NPA Improvement

Dollars in millions
NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
NPAs include NPLs and other real estate owned
$302
$409
$394
$425
$380
$363
$322
$285
$267
$247
$68
$83
$133
$136
$151
$163
$174
$168
$144
$128
$370
$492
$528
$561
$531
$525
$496
$453
$411
$376
$100
$200
$300
$400
$500
$600
6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12
NPLs OREO

$0
$100
$200
$300
$400
9/30/11 12/31/11 3/31/12 6/30/12 9/30/12
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Non-Accrual Loans
Dollars in millions
48% 51% 54% 55% 57%
57% of non-accrual loans were paying as agreed as of September 30, 2012

“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Dollars in millions
Data for quarters ended as of dates shown
Payments Received on Non-Accrual Loans

Payments of $110 million received on non-accrual loans over the past 5 quarters
$20.2
$15.1
$20.6
$27.1
$26.7
$0
$5
$10
$15
$20
$25
$30
9/30/11 12/31/11 3/31/12 6/30/12 9/30/12

Dollars in millions
Net charge-offs for the quarters ended as of the dates shown
Net Charge-offs Are Stabilizing
% Avg. Loans

$50 $51
$51
$52
$33
$23
$24
$23
$12
$13
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12
Net charge-offs Net charge-offs / average loans